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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 9, 2002
                                                 -------------------------------


                                AURORA FOODS INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   001-14255                   94-3303521
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


11432 Lackland Road, St. Louis, Missouri                                63146
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (314) 801-2300
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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                                AURORA FOODS INC.

                                    FORM 8-K

Item 5: Other Events.

     On September 6, 2002, Aurora Foods Inc. announced it has made the final distribution of common stock to members of the shareholder class under terms of the March 2001 shareholder-settlement agreement.

     A copy of the press release announcing the distribution is being filed as
     Exhibit 99.1 with this report and is incorporated here by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     See the Exhibit Index attached to this report and incorporated here by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2002

                                                      AURORA FOODS INC.


                                        By:        /s/ William R McManaman
                                             -----------------------------------
                                                     William R. McManaman
                                                 Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------


 Exhibit
 Number      Description
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 99.1        Press release dated September 6, 2002


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